PEDEVCO

PEDEVCO
NYSE American: PED



Investor Presentation
Spring 2021

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on our current expectations about our company, our properties, our estimates of required capital expenditures and our industry. You can identify these forward-looking statements when you see us using words such as "expect", "will", "anticipate," "indicate," "estimate," "believes," "plans" and other similar expressions. It is important to note that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties. Actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statement include: the preliminary nature of well data, including permeability and gas content, and commercial viability of the wells; risk and uncertainties associated with exploration, development and production of oil and gas; drilling and production risks; limited and potentially inadequate cash resources; matters affecting the oil and gas industry generally; lack of oil and gas field goods and services; environmental risks; changes in laws or regulations affecting our operations; our ability to consummate the proposed transaction; any delay or inability to obtain necessary approvals or consents from third parties; our ability to maintain our listing on the NYSE American; our ability to realize the anticipated benefits from the proposed investment; as well as other risks described in PEDEVCO Corp.'s public filings with the U.S. Securities and Exchange Commission (the "SEC"). We undertake no obligation to publicly update any forward-looking statements for any reason, even if new information becomes available or other events occur in the future. We caution you not to place undue reliance on those statements.

Definition of Technical Terms: Certain technical terms used in this presentation associated with descriptions of the potential for oil and gas properties are not consistent with "Proved Reserves" as defined by the SEC.

Past performance information given in this document is given for illustrative purposes only and should not be relied upon as (and is not) an indication of future performance.

In this document, we may rely on and refer to information regarding our properties which we obtained from market research reports, third parties and other publicly available information. Although we believe that this information is reliable, we cannot guarantee the accuracy and completeness of this information, and we have not independently verified any of it. Some data is also based on our good faith estimates.

Note to Investors: This presentation may contain information about adjacent properties on which we have no right to explore or develop. Investors are cautioned that petroleum deposits on adjacent properties are not necessarily indicative of such deposits on our properties. This document is not an offer to sell securities and is not soliciting an offer to buy securities in any jurisdiction where the offer or sale is not permitted.

Investment Highlights

Newly restructured company with strong Balance Sheet and Financial Flexibility	▪ NYSE American: PED ▪ Strategic investor and new management team acquired control of the company in June 2018 and eliminated $75.0 million in secured and unsecured debt ▪ Pristine balance sheet. ~$120MM market capitalization, zero debt, $18MM+ cash reserve ▪ Optimal vehicle for industry consolidation. Public currency can be used in transactions
Strategy & Focus	▪ Growth through development of current assets, additional acquisitions, and M&A ▪ Permian strategy is to become the premier operator focused on the development of conventional assets using unconventional technologies ▪ D-J Basin strategy is to partner with experienced D-J Basin focused operators and participate in projects that meet our internal economic hurdle rates
Low-Risk Inventory of Growth Opportunities	▪ Permian - ~37,000 net acres with ~31,000 acres HBP. 150+ gross high quality drilling locations. Existing infrastructure that can be leveraged for full scale development (electricity grid in place, owned & operated saltwater disposal (SWD) system, access roads) ▪ D-J Basin - ~11,700 net acres HBP. 150+ gross high quality drilling locations. Wattenberg Extension has been proved up with great success in the past 2 years to include all PED acreage
Legacy Fields with Shallow Decline and Substantial OOIP	▪ Permian Operated - 48 MMBOE cumulative production from multiple San Andres zones with more than 700 MMBO remaining in-place ▪ Permian Operated - Largely contiguous, long-lived San Andres oil fields with substantial vertical control and underdeveloped when compared with modern D&C technologies and techniques ▪ D-J Basin Operated and Non-operated - Large inventory of high rate of return drilling projects

PEDEVCO has Executed the "Reset"

PEDEVCO Vs. Peers[2] | 3 Year Share Price Performance[1]


PED vs. XOP
6/26/2018
Closed $7.7MM Strategic Investment erasing over $75MM in debt, $64MM increase in Shareholders Equity
9/4/2018
Closed $21.3MM Acquisition of Northwest Shelf Assets
02/19/2019
04/04/2019
Announced a series of debt conversions to equity
7/31/2019
Announced rebranding as PEDEVCO from Pacific Energy Development
Spring 2020
Pandemic hits causing major disruption to oil markets and world economy
8/26/2020
Announced initiation of SandRidge Permian Trust Exchange Offer
Float, liquidity and trading volume are up significantly since August 2020
372%
(49%)
900%
800%
700%
600%
500%
400%
300%
200%
100%
0%
-100%
-200%
6/1/2018
7/1/2018
8/1/2018
9/1/2018
10/1/2018
11/1/2018
12/1/2018
1/1/2019
2/1/2019
3/1/2019
4/1/2019
5/1/2019
6/1/2019
7/1/2019
8/1/2019
9/1/2019
10/1/2019
11/1/2019
12/1/2019
1/1/2020
2/1/2020
3/1/2020
4/1/2020
5/1/2020
6/1/2020
7/1/2020
8/1/2020
9/1/2020
10/1/2020
11/1/2020
12/1/2020
1/1/2021
2/1/2021
3/1/2021
4/1/2021
PED Return
XOP Return
1
2
3
4
5

[1] Source: Yahoo Finance
[2] SPDR S&P Oil & Gas Exploration & Production ETF (XOP)

- **PEDEVCO has demonstrated success by executing on key catalysts and "resetting" the story with the Street, bucking the trend and creating value in a severely depressed market**

1. Cleaned the capital structure, retiring $75 million of debt, and inserted experienced management team - positioned to be an acquisition platform
2. Identified a transformational acquisition and entered the Permian Basin
3. Conversion of $55.1MM of debt used to fund acquisitions and development into common equity through two deleveraging transactions
4. Attempted acquisition of SandRidge Permian Trust. Offer was rescinded by PED after operator of assets stripped the Trust of assets
5. PED stock price is up over 350% since the restructuring transaction through March 2021

PEDEVCO

Meaningful Proved Reserve Profile

- Highly oil weighted reserves drive value creation
  - 86% oil
  - $58 million PV-10
- Grow reserves and production through low-risk San Andres infill drilling development program and non-operated participation in DJ Basin asset

Year End 2020 Reserves (SEC Pricing) (1)

Reserve Categories	Oil (MBbls)	Gas (MMcf)	NGL (MBbls)	Total (MBoe)	PV-10 (2) ($M)
Proved Developed	1,827	2,031	34	2,200	$21,584
Proved Undeveloped	10,269	9,864	0	11,913	$36,665
Total Proved Reserves	**12,096**	**11,895**	**34**	**14,113**	**$58,249**

Proved Reserves by Commodity (MBOE)



Gas
14%
Oil
86%

2020YE

Proved PV10 by Basin ($M)



DJ
2%
Permian
98%

2020YE

Proved Reserves (MBOE)



12,436
14,032
14,113
2018YE
2019YE
2020YE

(1) Reserves prepared by Cawley, Gillespie & Associates, Inc.
(2) Total Proved Reserves at year end 2020 had a PV-10 of $122.7 million. The only material difference between year end 2019 and 2020 reserves is SEC mandated pricing. Year end 2019 oil price: $55.69. Year end 2020 oil price: $39.57.

PEDEVCO

Industry Consolidation

E&P Sector Consolidation – PED's Role

- **Challenges facing small E&P companies**
  - Volatile oil and gas prices over the past several years significantly impairs the ability for small operators to be consistently profitable (asset level returns comparable to larger companies; corporate returns are lower due to G&A burden)
  - Market's current directive that operators must live within cashflow is nearly impossible to achieve for most small growth-oriented companies
  - A&D market has dried up – bid/ask spreads are preventing deals from transacting
    - Assets selling at valuations less than PDP PV10, no value given for PDNP, PUDs or acreage (assets are undervalued)
  - Economies of scale cannot be achieved without full scale development programs which most small operators cannot afford or manage
  - High G&A burdens spread across smaller asset base impairs corporate returns
  - High debt levels continue to plague the industry
  - No IPO market, no follow-on market, no capital available
  - Private Equity model is broken, and exits are needed
- **The only solution to all these problems is industry consolidation to achieve economies of scale in operations, development and G&A utilizing existing public vehicles (permanent capital) with low leverage**
- **PED is the perfect rollup vehicle**
  - No debt, cash on balance sheet, highly successful raising money through PIPE market in 2018 & 2019 and public offerings in 2021
  - Major investor with a controlling position and a management team that is flexible and deal-oriented
  - Fully-compliant with NYSE American rules and regulations, financials and reserves fully audited (clean company)
  - Good long lived "oily" asset base with lots of growth opportunity

Consolidation of Current Asset Base - Horizontal San Andres Activity

Horizontal San Andres Play



Manzano
WYATT PERMIAN
SILVER CREEK OIL & GAS
WALSH PETROLEUM
element petroleum
PEDEVCO
E R Operating
RILEY EXPLORATION GROUP
Apache
MONADNOCK
WALSH PETROLEUM
HENRY
devon
RILEY EXPLORATION GROUP
STEWARD
RING ENERGY, INC.
Rio
SHERIDAN
RING ENERGY, INC.
Fe Forge
PARALLEL
Apache
NEW MEXICO
TEXAS
SHERIDAN

Basemap from BEG Digital Play Analysis Portfolio, 2005

Consolidation Highlights

- PED is one of only three public companies focused on the play
- PED in under 3 years has acquired over 37,000 net acres in the play
- PED has bid on several large asset packages, however current bid/ask spreads have prevented a large transaction
- Several large PE backed companies in the play will require an exit over the coming years. However, the market has prevented non-distressed recent exits. PED can provide the vehicle to exit
- Majors (XOM, CVX, OXY, etc.) hold legacy assets with significant base production throughout the San Andres, however, few have developed horizontally
- Consolidation is needed in the play to gain economies of scale in development (CAPEX), operations (OPEX) and G&A

Consolidation of Multiple Operators Key to Unlocking Long-Term Synergies

Consolidation of Current Asset Base – D-J Basin Activity

Wattenberg Field Asset and Offset Operators


PEDEVCO Leasehold
Active Producing Wells
Weld
Morgan
Colorado
WHITING
Chevron
MALLARD
BISON OIL & GAS
EXTRACTION
VERDAD
PDC ENERGY
SRC ENERGY
BONANZA CREEK
HighPoint
OXY

Source: Drillinginfo

Consolidation Highlights

- The D-J Basin is ripe for consolidation as the basin is filled with public and private equity-backed companies with large non-contiguous overlapping leasehold positions (collaboration is necessary)
- New regulations require a higher level of partner participation to get projects drilled than in the past (45% WI required to force pool)
- PED acreage is HBP'd in rural areas of industry-friendly Weld and Morgan Counties in the resurgent Wattenberg Extension which realizes some of the highest IRRs in the country
- PED is exploring joint development opportunities across its acreage block and looking to expand through AMI's
- PED prefers to participate in non-operated projects with high-quality experienced operators to mitigate the complications of operations and the regulatory environment in Colorado while capturing the superior economics
- This strategy leaves option open for PED to serve as consolidation vehicle in the future

Assets

Permian Overview

Highlights

- ~37,000 Net Acres
  - Average acreage cost ~$440/acre
- Large, contiguous leasehold position
  - Chaveroo & Milnesand Oil Fields
    - 48 MMBOE production
    - 100% WI / ~82% NRI
    - 100% HBP & ~40% deep rights
    - 10 San Andres Hz producers
    - 14 MMBOE proved reserves YE2020
  - Chaveroo Northeast Field
    - 100% WI / ~77% NRI
    - 3 San Andres Hz producers
    - 1 Shut-in San Andres Hz producer
- Infrastructure In-Place
    - SWD, facilities, flowlines
    - Full-field electricity & lease roads
    - Gas sales points
    - Fresh water frac ponds
    - Field office & equipment yard

Acreage Leasehold Map



32E
33E
34E
65
75
85
Acquired ~18,000 gross acres and 3 Hz producers from private operator in Feb. 2019
CHAVEROO NE
Acquired ~27,000 gross acres of proven main pay acreage with existing infrastructure and vertical production in Aug. 2018
CHAVEROO
MILNESAND
Acquired ~1,280 gross acres offsetting Chaveroo and additional acreage in Lea County in June 2019

Fully-Vetted Development Plan With Significant Upside

Phase I – Infill San Andres Development (2019)

Phase I Development

- Benchmark well performance
- Optimize lateral targets & infill spacing
  - Jennifer 251H & 361H @ 10-acre infill spacing
  - Haley 305H & 345H @ 20-acre infill spacing
- Test completion strategy
- Prove concept & delineate position



7S
SWD
SWD
CHAVEROO FIELD
2019 PHASE I SAN ANDRES HZ WELL
EXISTING SAN ANDRES HZ WELL

Phase II – Infill San Andres Development (2019-2020)

Phase II Development

- Phase II Wells Drilled & Completed in Q4 2019 leveraging Phase I infrastructure
  - Online early 2021. Management delayed completion of SWD well due to pandemic induced decreased commodity pricing
- SWD online 09/2020



7S
SWD
SWD
CHAVEROO FIELD
2019 PHASE II SAN ANDRES HZ WELL
EXISTING SAN ANDRES HZ WELL

PEDEVCO

San Andres Horizontal Infill Performance

5,000' Infill Type Well[1]	
Peak Rate (Boepd)	397
De (%)	92
B-factor	1.3
Dm (%)	8
EUR (MBoe)	341

5,000' Well Net Economics[2]	
D&C ($M)	2,500
LOE ($/Boe)	7.50
ROR (%)	51
ROI (disc)	1.9
PV10 ($M)	2,530



Water (bbl/day)
Gas (Mcf/day)
Oil (bbl/day)
100000
1000
100
10000
100
10
1000
10
1
100
1
.1
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031

[1] Derived from December 31, 2020 reserve report type well curve parameters.
[2] Net working interest 100%., net revenue interest 82%. Net realized oil price $50.00/bbl, net realized gas price $2.00/mcf.

PEDEVCO

San Andres' Advantaged Geology

World-Class Reservoir

- Known recovery of 6.7 billion barrels of oil
- Well-established, conventional carbonate reservoir composed of porous dolomite with multiple high permeability zones
- 110 billion barrels of oil-in-place in San Andres reservoirs across the Permian Basin
- Thick anhydrites and tight evaporites provide an excellent top seal
- Developed vertically for decades with limited hydraulic fracs
- Reservoir heterogeneity and minimal structural unconformities make it a superb horizontal play



Wasson,
Seminole,
Goldsmith
Vacuum,
Gbg-Jk
Maljamaar
Yates,
Hobbs
Milnesand
Chaveroo
1
Slaughter
Brahaney
2
3
4
5
Mabee,
Mid. Fms
Levelland
1b
Howard-
Glasscock,
Holt, SA Deep
Anhydrite and anhydritic dolostone
Restricted marine peloidal wk-pk and peritidal
High-energy ramp-crest grainstones
Outer ramp fusulinid-dominated facies
Open marine limestones and dolostones, L7-8
Deeper-water mudstones (Cutoff)

San Andres' Advantaged Geology (Cont.)

Stratigraphic Column and Type Log

Northwest Shelf Stratigraphy		
Period	Formation	
Permian	Rustler	
	Tansill	
	Yates	
	Seven Rivers	
	Queen	
	Grayburg	
	Upper San Andres	
		Anhydrite
	Lower San Andres	P1
		P2
		P3
		P4
		P5
	Glorietta	
	Yeso	
	Abo	
	Wolfcamp	
Pennsylvanian	Pennsylvanian	
Mississippian	Mississippian	
Devonian	Devonian	
Silurian	Fussleman	


4100'
4200'
4300'
4400'
NuTech

Differentiating Main Pay Zones and Transition Oil Zones

San Andres Oil Accumulation & Production History

- Oil was originally trapped in the San Andres by three types of pre-Tertiary traps: Structural, Stratigraphic, and Structurally enhanced Stratigraphic
- Legacy fields exist where oil accumulated in these traps to form thick oil columns (Main Pay Zones)
- Early completions stayed above the Oil-Water Contact and initially produced water-free oil
- Legacy San Andres fields lack sharp Oil-Water Contacts due to late-Tertiary, eastward tilting of the Northwest Shelf
- Transition Oil Zones (TOZs) & Residual Oil Zones (ROZs) were found to be very thick and became tertiary targets in the 1990s
- TOZs & ROZs not only lie beneath the legacy fields but also extend beyond the boundaries of legacy fields
- In 2009, operators began drilling horizontal wells into under-developed Main Pay Zones and wildcat horizontal wells into the Transition Oil Zones outside of the vertical economic limit of legacy fields



Extends Beyond Boundaries of Legacy Fields
Oil
Trap
Transitional Oil Zone (TOZ)
Base of Oil Saturation
100%
Oil Saturation
0%
Oil-Water Contact
Legacy Oil Target
Average Oil Saturation Profile
TOZ
Water
Increasing Water Saturation



Oil Saturation %
100
0
Oil-Water Contact
MAIN PAY ZONE
Initial Target of Primary Development
PED Horizontal Target
Transition Zone
Uneconomic Vertical Wells & Dry-Holes
Offset Operators Horizontal Target
Residual Zone
Tertiary Recovery Target

D-J Basin Overview

Highlights

- ~11,700 Net acres (all HBP'd)
- Acreage in rural areas of Weld and Morgan Counties
- Operator in 15 DSUs and holds 50+% WI in two other DSUs, collectively representing over 80% of net acreage
- 72 gross (21 net) wells
- 18 gross (16 net) operated wells
- Field and Zones
  - Wattenberg Extension, Wattenberg Middle
  - Niobrara A, B & C and Codell
- Acreage located in area experiencing resurgent drilling activity due to strong production results from Gen 3 completion designs, lower service costs
- Go-forward strategy is to partner with and participate as a non-operated partner in all projects meeting PED internal hurdle rates.

Acreage



Exploring JV development opportunities
Wattenberg Extension
Sold in 2019 for $6,000/acre cash plus acreage trade in Extension
Greeley
Sold March 2021 for $6,000/acre + $500M PDP value. Drill Ready property with permits and built location.
Middle Wattenberg
Exploring JV development opportunities
Wattenberg
Gerkin

Chevron MALLARD EXPLORATION EXTRACTION Oil & Gas BONANZA CREEK SRC ENERGY BISON OIL & GAS

Notable Offset Operators and WI Partners

Enhanced D-J Basin Well Performance



200,000
150,000
100,000
50,000
0
CUMULATIVE BOE
0
6
12
18
24
30
36
MONTHS
Gen 3 Wells(1)
Slickwater Fracs
1,200-2,000 lbs/ft
Gen 2 Wells(1)
Hybrid Fracs
700-900 lbs/ft
Gen 1 Wells(1)
Gel Fracs
600-900 lbs/ft

Improved Completions Driving IP30 and EUR Growth

(1) *Wells included in figure are located on PEDEVCO's D-J Basin acreage position.*

Niobrara Horizontal Performance

7,500' Type Well[1]	
Peak Rate (Boepd)	675
De (%)	95
B-factor	1.15
Dm (%)	7
EUR (MBoe)	506

7,500' Well Net Economics[2]	
D&C ($M)	4,500
LOE ($/Boe)	7.0
ROR (%)	80
ROI (disc)	2.0
PV10 ($M)	4,380



Water (bbl/day)
Gas (Mcf/day)
Oil (bbl/day)
10000
1000
100
1000
100
10
100
10
1
10
1
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031

[1] Based on recent well performance offset PEDEVCO's DJ-Basin acreage position
[2] Net working interest 100%., net revenue interest 83%. Net realized oil price $50.00/bbl, net realized gas price $2.00/mcf.

D-J Basin Development Potential

D-J Basin Stratigraphic Column Includes Multiple Formation Targets for Horizontal Development

Up to Five Stacked Pay Zones

Illustrative Downspacing
(16 wells per section)


6200'
6300'
6400'
6500'
6600'
Niobrara A
Niobrara B
Niobrara C
Codell
Greenhorn
1 2 3 4 5 6 7 8
1 2 3 4 5 6 7 8

Potential for 24 wells per section

Legacy Asset with Meaningful Upside Potential in Multiple Zones

Management Team

Executive Team with a strong Oil & Gas Background



Simon Kukes, CEO & Director

Mr. Kukes has served as the principal of his investment company, SK Energy LLC, since 2013. From 2005 to 2013, he served as CEO of Samara-Nafta, which partnered with Hess Corporation. Prior to that, he was President and CEO of Tyumen Oil Company from 1998 until it combined with British Petroleum in 2003 to create TNK-BP. Following his time at TNK, Mr. Kukes served as CEO and Chairman of Yukos Oil Company. From 1979 to 1987, he was the Technical Director of oil-refining and petro-chemistry for Phillips Petroleum, and in 1987 became Vice-President over marketing and business development for Amoco. Mr. Kukes also previously served on the Board of Directors of publicly-traded Amarin Corporation and Parker Drilling Company. In 1999, the Wall Street Journal named Mr. Kukes as one of the Top 10 Central European Executives. He is also the recipient of the American Society of Competition Development Award for Leadership and was named by The Financial Times and PricewaterhouseCoopers as one of the 64 most respected business leaders in the world in 2013. Mr. Kukes received his BS in Chemical Engineering from the University for Chemical Technology and his PhD in Physical Chemistry from the Academy of Sciences in Moscow, followed by a Postdoctoral Fellowship at Rice University in Houston. He has published over 60 scientific papers and two books on the oil and gas industry, and is the holder of more than 130 patents, primarily in Oil and Petrochemical Processing.



J. Douglas Schick, President

Mr. Schick has over twenty years of experience in the oil and gas industry. Prior to joining the Company, Mr. Schick co-founded American Resources, Inc., a Houston, Texas-based privately-held oil & gas investment, development and operating company and served as Chief Executive Officer (from August 2017 to the present) and as Chief Financial Officer and Vice President of Business Development (from August 2013 to August 2017). From 2011 to 2013 Mr. Schick consulted several private oil & gas companies on capital raising, M&A and finance. He was Vice President of Finance for Highland Oil and Gas, a private equity-backed E&P company headquartered in Houston, Texas (2011). He served as Manager of Planning and then Director of Planning at Houston, Texas-based Mariner Energy, Inc. (from December 2006 until its merger with Apache Corp. in December 2010), and in various roles of increasing responsibility in finance, planning, M&A, treasury and accounting at The Houston Exploration Company, ConocoPhillips and Shell Oil Company (from 1998 to 2006). Mr. Schick holds a BBA in Finance from New Mexico State University and an MBA with a specialization in Finance from Tulane University.

Technical Team – Operations, Development and Land team all have significant Horizontal San Andres drilling, completions and operations experience as well as significant experience developing and managing other conventional and unconventional assets throughout their careers. Members of the team have drilled over 50 horizontal San Andres wells and have been responsible for operating horizontal San Andres wells and thousands of vertical San Andres wells.

Administrative & Accounting – Our Administrative and Accounting team have over 100 years of combined oil and gas industry experience.